UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

USCB FINANCIAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Florida	To be assigned*	87-4070846
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 N.W. 87th Avenue, Miami, Florida	33172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 715-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

*

This report is filed by the Registrant as successor issuer to U.S. Century Bank (the “Bank”). The Bank’s Class A common stock previously was registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and, pursuant to Section 12(i) of the Exchange Act, the Bank’s periodic reports were filed with the Federal Deposit Insurance Corporation. The Registrant’s Class A common stock is deemed to be registered under Section 12(b) of the Exchange Act by virtue of Rule 12g-3(a).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $1.00 par value per share	USCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Effective December 30, 2021 at 12:01 a.m. Miami, Florida time (the “Effective Time”), USCB Financial Holdings, Inc. (the “Company”) acquired all of the issued and outstanding shares (the “Bank Shares”) of the Class A Voting Common Stock, par value $1.00 per share (the “Bank Class A Common Stock”) of U.S. Century Bank, a Florida state-chartered bank (the “Bank”), which are the only issued and outstanding shares of the Bank’s capital stock, in a share exchange (the “Reorganization”) effected under the Florida Business Corporation Act and in accordance with the terms of an Agreement and Plan of Share Exchange dated December 27, 2021 between the Bank and the Company (the “Share Exchange Agreement”). Prior to the Effective Time, the Company had no material assets and had not conducted any business or operations except for activities related to our organization and the Reorganization. References in this Current Report on Form 8-K to “we,” “us,” “Company” and “our” refer to the registrant, USCB Financial Holdings, Inc.

Item 1.01	Entry Into a Material Definitive Agreement

Side Letter Agreement

In connection with the Reorganization, on December 30, 2021, the Company entered into a side letter agreement (the “Side Letter Agreement”) with Priam Capital Fund II, LP (“Priam”), Patriot Financial Partners II, L.P. (“Patriot Financial”) and Patriot Financial Partners Parallel II, L.P. (“Patriot Financial Partners,” together with Patriot Financial and Priam, are collectively referred to herein as the “Large Investors”), applying the investor rights that the Large Investors had immediately prior to the Reorganization to the Company, in substantially similar form as previously set forth in that certain Second Amended and Restated Investment Agreement (the “Investment Agreement”), dated February 19, 2015, between the Bank and the Large Investors entered into in connection with the Bank’s recapitalization (the “2015 Recapitalization”).

The Side Letter Agreement requires the Company to maintain its Board of Directors (the “Board”) at no less than five nor more than seven directors, and requires the Company to cause one person nominated by each Large Investor to be elected or appointed to the Board, including filling any vacancy (the “Board Representative”), subject to satisfaction of all legal and governance requirements regarding such Board Representative’s service as a director, with such Board Representative rights to last as long as each Large Investor beneficially owns shares of the Company’s common stock representing 50% or more of the common shares purchased by the Large Investor in the 2015 Recapitalization, as adjusted from time to time as a result of changes in capitalization, as well as the power to designate a Board observer to attend meetings in a nonvoting capacity in the event any applicable Board Representative is unable to attend such meetings or if the Large Investor does not have a Board Representative on the Board on the date of any meeting. During the period during which a Large Investor is entitled to the various corporate governance rights described above, the Large Investor will have essentially the same rights with respect to the Bank consistent with the terms of the Investment Agreement.

The Side Letter Agreement provides each Large Investor (or affiliate) with matching stock rights for so long as each Large Investor beneficially owns shares of the Company’s common stock representing 50% or more of the common shares purchased by the Large Investor in the 2015 Recapitalization, as adjusted from time to time as a result of changes in capitalization. The matching stock rights permit each Large Investor to purchase new equity securities offered by the Company for the same price and on the same terms as such securities are proposed to be offered to others, subject to specified exceptions, procedural requirements and compliance with applicable bank regulatory ownership requirements as further described in the Side Letter Agreement. The Side Letter Agreement also provides customary information rights to the Large Investors.

The above summary of the Side Letter Agreement is qualified in its entirety by reference to the Side Letter Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Assignment and Assumption of Registration Rights

On December 30, 2021, the Company and the Bank entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which the Company assumed all of the Bank’s obligations under that certain Registration Rights Agreement, dated March 17, 2015 (the “Registration Rights Agreement”), between the Bank, the Large Investors and certain other former shareholders of the Bank who are now shareholders of the Company (the “Small Investors”). The Registration Rights Agreement, as assumed by the Company, included certain demand registration rights for one or both of the Large Investors to effect a registration of all or part of their respective shares of the Company’s Class A Voting Common Stock, par value $1.00 per share (the “Company Class A Common Stock”), or its equivalents, which rights are exercisable at any time after the fifth anniversary of the Registration Rights Agreement or March 17, 2020. The Small Investors are entitled to participate in such registration. The Registration Rights Agreement also provides the shareholders that are a party to the agreement with certain “piggyback” registration rights, allowing such shareholders to have their registerable securities included as part of any registration statement we may file other than pursuant to the demand registrations described above. The piggyback registration rights are subject to accepting the terms of any underwriting applicable to the offering as agreed upon between us and the underwriters that we select for such offering. In addition, the number of registerable shares that the Large Investors and the Small Investors may include in any such public offering is subject to reduction of up to all of their respective registerable shares if the inclusion of such shares in the offering would materially and adversely affect such offering as determined in good faith by the managing underwriter.

The above summary of the Assignment and Assumption Agreement and related Registration Rights Agreement are qualified in their entirety by reference to the Registration Rights Agreement and the Assignment and Assumption Agreement, which are attached as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

Completion of Share Exchange

We were incorporated on December 17, 2021, by and at the direction of the board of directors of the Bank for the sole purpose of acquiring the Bank and serving as the Bank’s parent bank holding company. As of the Effective Time, we acquired all of the issued and outstanding Bank Shares of the Bank in the Reorganization in accordance with the terms of the Share Exchange Agreement. Prior to the Effective Time, we had no material assets and had not conducted any business or operations except for activities related to our organization and the Reorganization.

The Share Exchange Agreement and the Reorganization were previously approved by the Bank’s shareholders at a special meeting held on December 20, 2021. Pursuant to the Share Exchange Agreement, at the Effective Time each issued and outstanding share of Bank Class A Common Stock was converted into and exchanged for one share (a “Company Share”) of Company Class A Common Stock, and the Bank became our wholly owned subsidiary. The Company Shares issued to the Bank’s shareholders were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption from registration provided by Section 3(a)(12) of the Securities Act.

Also at the Effective Time, we assumed the Bank’s obligations under the U.S. Century Bank Amended and Restated 2015 Equity Incentive Plan (the “Equity Incentive Plan”), which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. At the Effective Time, each then-current outstanding option to purchase Bank Shares (“Stock Options”) under the Equity Incentive Plan was converted into an option to purchase the same number of Company Shares on the same terms and conditions as were in effect with respect to those outstanding Stock Options under the written agreements pertaining thereto and the Equity Incentive Plan pursuant to which such Stock Options were issued.

Our directors are the six current directors of the Bank, and our current shareholders consist of the former shareholders of the Bank who own the same percentages of Company Shares as they previously owned of the Bank Shares immediately prior to the Effective Time. The Company Class A Common Stock is now listed on The Nasdaq Global Market in place of the Bank Class A Common Stock. The trading symbol for the Company Class A Common Stock is “USCB”, which is the same as the Bank’s former trading symbol.

We are a Florida corporation that will operate as a registered bank holding company under the Bank Holding Company Act of 1956, as amended. As such, we are subject to supervision and examination by, and the regulations and reporting requirements of, the Board of Governors of the Federal Reserve System. We have no other subsidiaries. Our principal office is the same as the Bank’s principal office and is located at 2301 N.W. 87th Avenue, Miami, Florida 33172. Our telephone number at that address is (305) 715-5200.

The Bank is an insured, Florida state-chartered non-Federal Reserve System member commercial bank that was established in 2002 and which engages in a full-service commercial and consumer banking business. The Bank’s primary focus is on serving small to medium sized businesses and catering to the needs of local business owners, entrepreneurs and professionals in South Florida. The Bank will continue to exist and to conduct its business in the same manner and under the same name as it did before the Reorganization.

Immediately prior to the Effective Time, the Bank Class A Common Stock was registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) by virtue of its listing on The Nasdaq Global Market. The Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, it filed annual, quarterly, and current reports, proxy statements, and other information with the Federal Deposit Insurance Corporation (the “FDIC”). Copies of reports filed by the Bank are on file with the FDIC and are available for inspection at the office of the FDIC’s Accounting and Securities Disclosure Section located at 550 17th Street, N.W., Washington, DC 20429. Copies of those reports that are electronically submitted to the FDIC are available for inspection on the FDIC’s Web site at https://efr.fdic.gov/fcxweb/efr/index.html.

As a result of the Reorganization, we have become the successor issuer to the Bank as provided in the Securities and Exchange Commission’s (the “Commission”) Rule 12g-3(a) under the Exchange Act, and the Company Class A Common Stock is deemed to be registered under Section 12(b) of the Exchange Act. We have become subject to the information requirements of the Exchange Act and will file reports, proxy statements, and other information with the Commission. This Current Report on Form 8-K is our initial report under the Exchange Act.

Description of Registrant’s Capital Stock

The following is a summary of the material terms of the Company Class A Common Stock and the Company’s Class B Non-Voting Common Stock, par value $1.00 per share (the “Company Class B Common Stock”), which are substantially same as those of the Bank Class A Common Stock and the Bank’s Class B Non-Voting Common Stock, par value $1.00 per share, respectively, and are qualified in its entirety by reference to the Company’s Articles of Incorporation (the “Company Charter”) and the Company’s Amended and Restated Bylaws (the “Company Bylaws”), which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

General

The Company Charter authorizes a total of 68,600,000 shares of capital stock, $1.00 par value per share, consisting of (i) 53,000,000 shares of common stock, 45,000,000 of which are designated Company Class A Common Stock and 8,000,000 of which are designated Company Class B Common Stock, and (ii) 15,600,000 shares of preferred stock, $1.00 par value per share. The rights, preferences and other terms of the Company Class A Common Stock and the Company Class B Common Stock are substantially the same, except that the Company Class B Common Stock may convert to Company Class A Common Stock in certain circumstances and holders of Company Class B Common Stock do not have voting rights except as required by law. The rights, preferences and privileges of the holders of the Company’s common stock will be subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that the Company may designate in the future.

Dividends

Holders of the Company’s common stock are entitled to receive such dividends as may from time to time be declared by the Board out of funds legally available for such purposes. The Company can pay dividends on its common stock only if it has paid or provided for the payment of all dividends, if any, to which holders of its then outstanding preferred stock, are entitled. The Company’s ability to pay dividends is also subject to applicable federal and state banking laws.

Liquidation

In the event of the liquidation, dissolution or winding-up of the Company, holders of both Company Class A Common Stock and Company Class B Common Stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all the Company’s debts and liabilities, and the satisfaction of the liquidation preferences of the holders of any then outstanding classes or series of preferred stock.

Voting

The Company Class A Common Stock has voting rights, and Company Class B Common Stock does not have voting rights except in limited circumstances. Holders of Company Class A Common Stock are entitled to one vote per share on all matters on which the holders are entitled to vote, except in the case of amendments to the Company Charter where such amendment relates solely to Company Class B Common Stock or any other series of the Company’s preferred stock. The Company does not have any cumulative votes in the election of directors. Under the Company Bylaws, unless otherwise provided by law or the Company Charter, the holders of a majority of shares issued, outstanding, and entitled to vote, present in person or by proxy, will constitute a quorum to transact business, including the election of directors, except that when a specified item of business is required to be voted on by one or more designated classes or series of capital stock, a majority of the shares of each such class or series will constitute a quorum. Once a quorum is present, except as otherwise provided by law, the Company Charter, the Company Bylaws or in respect of the election of directors, all matters to be voted on by the Company’s shareholders must be approved by a majority of shares constituting a quorum, and where a separate vote by class or series is required, a majority of the votes represented by the shares of the shareholders of such class or series present in person or by proxy and entitled to vote shall be the act of such class or series. The affirmative vote of the holders representing 66 2/3% of the then outstanding shares of Company Class A Common Stock is required to amend, alter or repeal, or adopt any provision as part of the Company Charter that is inconsistent with the purpose and intent of certain designated provisions of the Company Charter and the Company Bylaws including, among others, perpetual term, management of the Company, indemnification, transfer restrictions, board powers and number of directors.

The holders of Company Class B Common Stock have limited voting rights. In addition to any voting rights that may be required under Florida law, the consent of holders of Company Class B Common Stock representing a majority of the shares of Company Class B Common Stock present in person or by proxy and entitled to vote, voting as a separate class, is required to (i) amend the Company Charter in a manner that would significantly and adversely affect the rights of the holders of the Company Class B Common Stock in a manner that is different from the effect of such amendment on the Company Class A Common Stock or (ii) liquidate, dissolve or wind-up the Company.

Preemptive Rights, Redemption or Other Rights

Pursuant to the Company Charter and the Company Bylaws, holders of the Company’s common stock do not have preemptive rights or other rights to purchase, subscribe for or take any part of any shares of our capital stock. The Large Investors, however, have certain contractual preemptive rights pursuant to the Side Letter Agreement. In addition, the Company does not have any sinking fund or redemption provisions in the Company Charter or the Company Bylaws applicable to its common stock.

Conversion

The Company Class A Common Stock does not have any conversion rights. Pursuant to the Company Charter, the Company’s shares of Company Class B Common Stock may only be transferred (a) to an affiliate of the holder of Company Class B Common Stock, (b) to the Company, (c) pursuant to a widespread public distribution of our common stock (including a transfer to an underwriter for the purpose of conducting a widespread public distribution or pursuant to Rule 144 under the Securities Act), (d) if no transferee or group of associated transferees would receive 2% or more of any class of capital stock entitled to vote generally in the election of directors of the Company or (e) to a transferee that would control more than 50% of the capital stock entitled to vote generally in the election of directors of the Company without any transfer from the transferor. Immediately following a transfer of the type described in clauses (c), (d) or (e) in the preceding sentence, each share of Company Class B Common Stock so transferred is automatically converted into 0.2 shares of Company Class A Common Stock (subject to adjustment as provided in the Company Charter). The Company must at all times reserve and keep available out of its authorized and unissued shares of Company Class A Common Stock such number of shares of Company Class A Common Stock that may be issuable upon conversion of all of the outstanding shares of Company Class B Common Stock.

Certain Investor Rights

The shareholders of the Company who had investor rights with respect to the Bank pursuant to their agreements with the Bank immediately prior to the Reorganization have received, after the Reorganization, substantially the same investor rights with respect to the Company as they had with respect to the Bank immediately prior to the Reorganization as further described in Item 1.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed or furnished with this Report:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Share Exchange, dated December 27, 2021, by and between U.S. Century Bank and USCB Financial Holdings, Inc.

3.1	Articles of Incorporation of USCB Financial Holdings, Inc.

3.2	Amended and Restated Bylaws of USCB Financial Holdings, Inc.

4.1	Side Letter Agreement, dated December 30, 2021, between USCB Financial Holdings, Inc., U.S. Century Bank, Priam Capital Fund II, LP, Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P.

4.2	Registration Rights Agreement, dated March 17, 2015, between U.S. Century Bank, Priam Capital Fund II, LP, Patriot Financial Partners II, L.P., Patriot Financial Partners Parallel II, L.P., and certain other shareholders of U.S. Century Bank

4.3	Assignment and Assumption of Agreement, dated December 30, 2021, between U.S. Century Bank and USCB Financial Holdings, Inc.

10.1	U.S. Century Bank Amended and Restated 2015 Equity Incentive Plan.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCB Financial Holdings, Inc.

Date: December 30, 2021	By:	/s/ Robert Anderson
	Name:	Robert Anderson
	Title:	Executive Vice President and Chief Financial Officer